                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08777
              ----------------------------------------------------

                       CREDIT SUISSE HIGH YIELD BOND FUND
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                Hal Liebes, Esq.
                       Credit Suisse High Yield Bond Fund
                              466 Lexington Avenue
                          New York, New York 10017-3140


Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: October 31, 2003

Date of reporting period: November 1, 2002 to October 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

CREDIT SUISSE
HIGH YIELD BOND FUND


ANNUAL REPORT
October 31, 2003

Dear Shareholder:                                              November 19, 2003

We are writing to report on the activities of Credit Suisse High Yield Bond Fund (NYSE: DHY) ("the Fund") for the fiscal year ended October 31, 2003 and to discuss our investment strategy.

On October 31, 2003, the Fund's net asset value ("NAV") was $4.34, compared to an NAV of $3.53 at October 31, 2002. The Fund's total return (based on NAV and assuming reinvestment of dividends of $0.61 per share) for the period was 43.04%.

On October 31, 2003, $317.6 million was invested in high yield debt securities; $5.7 million in investment-grade debt securities; and $2.0 million in equity securities. Of the debt securities, the largest concentration (73.4%) was invested in issues rated B through BBB.

THE MARKET: A TIME OF GREAT STRENGTH FOR HIGH YIELD

The fiscal year was a time of great strength for the broad high yield market (to which we refer generically as "high yield"). As measured by the Citigroup High-Yield Market Index (CHYMI)*, high yield rose 36.84%. In the process, it generated positive returns in all but one of the period's 12 months (I.E., July) and significantly outperformed most other leading fixed income sectors.

Several trends helped to fuel demand for high yield securities, in our view:

- The interest-rate environment was generally favorable, as nominal short-term rates fell by a total of three-quarters of a percentage point to 1.00%, the lowest such level in over 40 years. With the returns available from better-quality debt and money market funds correspondingly low, many investors aggressively sought out higher-yielding instruments. The high yield market was a major beneficiary.

- Economic conditions improved, particularly in the second half of the fiscal year. This tends to be auspicious for high yield issuers because, presumably, it enhances their ability to generate the revenues and cash flow needed to pay their debt-servicing costs.

- Investors became more comfortable with relatively risky financial assets than they had been in some time. This was due not only to the interest-rate environment and economic backdrop, but also to a marked drop in the number of high-profile corporate scandals and bankruptcies that had hurt the high yield market so much in 2002.

- Key gauges of high yield credit quality were increasingly encouraging. Ongoing declines in the high yield default rate and the ratio of high yield ratings downgrades to upgrades, for example, indicated that overall creditworthiness continued to improve.

PERFORMANCE: DRIVEN BY ADVANTAGEOUS SECTOR POSITIONING

The Fund's return meaningfully exceeded that of the broad high yield market (I.E., as represented by CHYMI) in the fiscal year, with much of the outperformance occurring in the year's second half. In a period in which the market was so strong, the portfolio's leveraged nature served to enhance the degree of our successes.

We attribute the Fund's outperformance to advantageous positioning in a number of industry sectors. In each case, we enjoyed the benefits of either an above-market allocation as the sector's return outpaced CHYMI; effective security selection; or both.

- Cable television: our holdings included some middle- or lower-tier names whose bonds rebounded after selling off in 2002.

- Health care facilities/supplies: we did not own securities of one of the sector's biggest companies, which suffered from accounting improprieties and governance problems.

- Competitive local-exchange telecom providers: another sector whose debt rebounded after selling off in 2002.

- Satellite telecommunications: one of our biggest positions was in a company whose bonds appreciated due not only to fundamentals, but also to takeover speculation in the wake of the acquisition of one of the industry's biggest players.

- Wireless telecom providers: we maintained our longstanding above-market exposure as perceptions about the industry's financial condition and operating environment began to brighten.

The least favorable contributions to the Fund's return came from our retention of below-market exposure to several sectors that had absorbed harsh selling in most of 2002, yet rallied well into 2003. These sectors notably included utilities, energy trading companies and diversified telecom. Our stance in them was based on our ongoing belief that their fundamentals were discouraging, as well as our sense that their valuations, in many cases, had risen to levels that we considered unrealistically high.

OUTLOOK:STILL POSITIVE

Our outlook for the high yield market is still positive. We believe that the underlying environment remains supportive in a number of ways. Economic growth is picking up, which typically bodes well for high yield credit quality; the persistence of interest rates at historically low levels should keep buyers drawn to higher-yielding assets, and also keep companies eager to issue new or refinancing paper at attractive (I.E., lower) yields; and the default rate, in our opinion, will likely maintain its downward trend.

Valuations look reasonable to us, even after the market's extended rally. While yield spreads for high yield versus comparable-maturity Treasury debt have certainly narrowed considerably year to date, our research indicates that they are not stretched when compared to previous periods of vigorous high yield appreciation.

Looking at the market from a sectoral perspective, we see mixed prospects for different industries. Our analysis leads us toward sectors and companies with a primarily domestic focus, and our sector allocations reflect our ongoing preference to not take an overly aggressive stance. The industries we like all have fairly stable growth characteristics, which means their bond prices should be somewhat less volatile than the high yield market as a whole.

Relative to broad market indices like CHYMI, we are thus overweighting gaming, energy, food/beverage/bottling, health care, wireless telecom and selected industrials. We are underweighting utilities, energy traders and diversified telecom providers, and avoiding airlines and financial names.

We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to Credit Suisse Asset Management at (800) 293-1232. All other inquiries regarding account information, requests for the latest financial information or other reports should be directed to the Fund's Shareholder Servicing Agent at 800-730-6001.

Sincerely yours,
/s/ Richard J. Lindquist


Richard J. Lindquist
President and Chief Investment Officer**
/s/ Joseph D. Gallagher


Joseph D. Gallagher
Chief Executive Officer***

HIGH YIELD BONDS ARE LOWER-QUALITY BONDS THAT ARE ALSO KNOWN AS "JUNK BONDS." SUCH BONDS ENTAIL GREATER RISKS THAN THOSE FOUND IN HIGHER-RATED SECURITIES.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND

COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"):

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the Investlink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 24 through 26 of this report.

* The Citigroup High-Yield Market Index is a broad-based, unmanaged index of high yield securities that is compiled by Citigroup Global Markets Inc. It does not reflect the impact of taxes. Its name was changed from the Salomon Smith Barney High-Yield Market Index effective April 7, 2003. Investors cannot invest directly in an index.

** Richard J. Lindquist, who is a Managing Director of CSAM, is primarily responsible for management of the Fund's assets. He has served in such capacity since December 8, 2000. Mr. Lindquist joined CSAM on May 1, 1995 as a result of CSAM's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining CSAM and beginning in July, 1989, he held various offices at CSFBIM. Mr. Lindquist also is President and Chief Investment Officer of Credit Suisse Asset Management Income Fund, Inc. (NYSE: CIK).

*** Joseph D. Gallagher, Managing Director, is Chief Executive Officer of CSAM and Global Chief Financial Officer of Credit Suisse Asset Management. He has served as the Fund's Chief Executive Officer since March 1, 2003. Prior to assuming his current role at CSAM in 2003, he was the Chief Executive Officer of Credit Suisse Asset Management Limited, London. Mr. Gallagher joined Credit Suisse Group in 1985 as an investment banker with Credit Suisse First Boston, where he worked for 14 years in New York, Singapore and Hong Kong in mergers and acquisitions and financial services. He is also Director and/or Chairman of other investment companies advised by CSAM.

CREDIT SUISSE HIGH YIELD BOND FUND (UNAUDITED)

     TOP TEN HOLDINGS
     (AS A % OF NET ASSETS AS OF 10/31/2003)

SECURITY DESCRIPTION


1. Pegasus Communications Corp.                1.77%
     9.625% 10/15/05
2. AMC Entertainment, Inc.                     1.74%
     9.500% 03/15/09
3. Paxson Communications Corp.                 1.68%
     12.250% 01/15/09
4. Luigino,s Inc.                              1.67%
     10.000% 02/01/06
5. Huntsman International Holdings LLC         1.67%
     0.000% 12/31/09
6. Allied Waste North America, Inc.            1.62%
     10.000% 08/01/09
7. Triton PCS, Inc.                            1.50%
     8.500% 06/01/13
8. Transocean, Inc.                            1.49%
     9.500% 12/15/08
9. Argosy Gaming Co.                           1.36%
     10.750% 06/01/09
10. Asat Finance LLC                           1.35%
     12.500% 11/01/06

   CREDIT QUALITY BREAKDOWN
   (AS A % OF TOTAL INVESTMENTS AS OF 10/31/2003)

   A/A                                             1.3%
   BBB/Baa                                         0.5
   BB/Ba                                          10.5
   B/B                                            62.4
   CCC/Caa                                        17.7
   CC/Ca                                           2.1
   D                                               1.0
   NR                                              4.3
                                                 -----
        Subtotal                                  99.8
   Equities and Other                              0.2
                                                 -----
        Total                                    100.0%
                                                 =====

CREDIT SUISSE HIGH YIELD BOND FUND--SCHEDULE OF INVESTMENTS OCTOBER 31, 2003

                                                       PRINCIPAL
                                                         AMOUNT           VALUE
                                                     --------------   --------------
U.S.CORPORATE BONDS--129.5%
AEROSPACE--1.0%
  BE Aerospace, Inc., Series B,
    Senior Subordinated Notes
    (Callable 03/01/04 @ $102.00)
    8.000%, 03/01/08 ~                               $    1,000,000   $      915,000
  Condor Systems, Inc., Series B,
    Company Guaranteed Notes
    (Callable 05/01/04 @ $105.94)
     11.875%, 05/01/09 ^^                                 1,997,000          549,175
  Sequa Corp., Series B, Senior Notes
    8.875%, 04/01/08 ~                                      850,000          931,813
                                                                      --------------
                                                                           2,395,988
                                                                      --------------
AIRLINES--1.5%
  American Airlines, Inc.,
    Series 01-2, Pass Thru Certificates
    7.800%, 10/01/06                                      1,000,000          821,451
  ATA Holdings Corp.,
    Company Guaranteed Notes
    (Callable 12/15/03 @ $104.81)
    9.625%, 12/15/05                                      3,000,000        2,565,000
                                                                      --------------
                                                                           3,386,451
                                                                      --------------
AUTOMOBILE MANUFACTURING/VEHICLE PARTS--3.7%
  American Axle &
    Manufacturing, Inc.,
    Company Guaranteed Notes
    (Callable 03/01/04 @ $104.88)
    9.750%, 03/01/09                                      1,547,000        1,659,158
  Collins & Aikman Products Corp.,
    Company Guaranteed Notes
    (Callable 04/15/04 @ $100.00)
    11.500%, 04/15/06 ~                                   1,500,000        1,102,500
  Collins & Aikman Products Corp.,
    Global Company Guaranteed Notes
    (Callable 12/31/06 @ $105.38)
    10.750%, 12/31/11                                     1,000,000          845,000
  J. L. French Automotive Castings, Inc.,
    Series B, Company Guaranteed Notes
    (Callable 06/01/04 @ $105.75)
    11.500%, 06/01/09 ~                                   3,447,000        2,076,817
  Key Plastics Holdings, Inc., Series B,
    Company Guaranteed Notes
    (Callable 03/15/04 @ $101.71)
    10.250%, 03/15/07 ^^,^                                  250,000            1,875
  Metaldyne Corp.,
    Global Company Guaranteed Notes
    (Callable 06/15/07 @ $105.50)
    11.000%, 06/15/12                                     1,200,000        1,014,000
  Motor Coach Industries International, Inc.,
    Company Guaranteed Notes
    (Callable 05/01/04 @ $105.62)
    11.250%, 05/01/09                                       150,000           42,750
  Roller Bearing Company of America, Inc.,
    Series B, Company Guaranteed Notes
    (Callable 06/15/04 @ $101.60)
    9.625%, 06/15/07                                      1,150,000        1,075,250
  Tenneco Automotive, Inc., Series B,
    Global Secured Notes
    (Callable 07/15/08 @ $105.12)
    10.250%, 07/15/13 ~                                     500,000          555,000
  Venture Holdings Company LLC,
    Company Guaranteed Notes
    (Callable 06/01/04 @ $ 103.67)
    11.000%, 06/01/07 ^^,~                                1,250,000           81,250
                                                                      --------------
                                                                           8,453,600
                                                                      --------------
BROADBAND--0.9%
  Level 3 Communications, Inc.,
    Senior Discount Notes
    (Callable 12/01/03 @ $105.25)
    10.500%, 12/01/08 +,~                            $    1,175,000   $    1,086,875
  Level 3 Communications, Inc., Senior
    Notes (Callable 05/01/04 @ $103.04)
    9.125%, 05/01/08 ~                                      350,000          319,375
  Level 3 Financing, Inc.,
    Rule 144A, Senior Notes
    (Callable 10/15/07 @ $105.38)
    10.750%, 10/15/11 ++                                    750,000          783,750
                                                                      --------------
                                                                           2,190,000
                                                                      --------------
BROADCAST/OUTDOOR--2.3%
  Interep National Radio Sales, Inc.,
    Series B, Company Guaranteed Notes
    (Callable 07/01/04 @ $103.33)
    10.000%, 07/01/08 ~                                   1,000,000          888,750
  Paxson Communications Corp.,
    Global Company Guaranteed Notes
    (Callable 01/15/06 @ $106.12)
    12.250%, 01/15/09 +                                   4,550,000        3,844,750
  Young Broadcasting, Inc.,
    Global Company Guaranteed Notes
    (Callable 03/01/06 @ $105.00)
    10.000%, 03/01/11 ~                                     490,000          524,300
                                                                      --------------
                                                                           5,257,800
                                                                      --------------
BUILDING PRODUCTS--2.2%
  Atrium Companies, Inc., Series B,
    Company Guaranteed Notes
    (Callable 05/01/04 @ $105.25)
    10.500%, 05/01/09 ~                                   1,000,000        1,067,500
  Building Materials Corp., Series B,
    Senior Notes 8.000%, 10/15/07                           500,000          495,000
  Building Materials Corp.,
    Series B, Senior Notes
    (Callable 12/15/03 @ $101.44)
    8.625%, 12/15/06                                      1,500,000        1,533,750
  Dayton Superior Corp.,
    Company Guaranteed Notes
    (Callable 06/15/07 @ $102.17)
    13.000%, 06/15/09 ~                                     600,000          534,000
  Dayton Superior Corp.,
    Rule 144A, Secured Notes
    (Callable 06/15/06 @ $105.62)
    10.750%, 09/15/08 ++                                    500,000          523,750
  Texas Industries, Inc.,
    Rule 144A, Senior Notes
    (Callable 06/15/07 @ $105.12)
    10.250%, 06/15/11 ++,~                                  750,000          840,000
                                                                      --------------
                                                                           4,994,000
                                                                      --------------
CABLE--6.9%
  @Entertainment, Inc., Series B,
    Senior Discount Notes
    (Callable 02/01/04 @ $108.75)
    14.500%, 02/01/09 ^^,+                                2,200,000          781,000
  Adelphia Communications Corp.,
    Rule 144A, Secured Notes
    (Callable 02/15/08 @ $105.38)
    10.875%, 10/01/10 ^^                                  3,000,000        2,460,000
  Century Communications Corp.,
    Senior Discount Notes
    0.000%, 03/15/03 ^^                                   1,000,000          740,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       PRINCIPAL
                                                         AMOUNT           VALUE
                                                     --------------   --------------
CABLE
  Charter Communications
    Holdings LLC, Senior Discount Notes
    (Callable 04/01/04 @ $104.96)
    9.920%, 04/01/11 +,~                             $    3,650,000   $    2,774,000
  Charter Communications
    Holdings LLC, Senior Notes
    (Callable 04/01/04 @ $104.31)
    8.625%, 04/01/09 ~                                    2,600,000        2,099,500
  CSC Holdings, Inc., Senior Notes
    7.250%, 07/15/08                                        335,000          336,675
  CSC Holdings, Inc., Senior
    Subordinated Debentures
    (Callable 02/15/04 @ $103.60)
    9.875%, 02/15/13 ~                                    1,000,000        1,052,500
  CSC Holdings, Inc., Series B,
    Senior Notes 7.625%, 04/01/11 ~                       1,500,000        1,537,500
  DIVA Systems Corp., Series B,
    Senior Discount Notes
    (Callable 03/01/04 @ $104.20)
    12.625%, 03/01/08 ^^                                  1,750,000          148,750
  Insight Communications Company, Inc.,
    Senior Discount Notes
    (Callable 02/15/06 @ $106.12)
    12.250%, 02/15/11 +                                   2,000,000        1,410,000
  Insight Midwest/Insight Capital, Senior
    Notes (Callable 10/01/04 @ $104.88)
    9.750%, 10/01/09 ~                                      200,000          205,000
  James Cable Partners LP, Series B,
    Senior Notes 10.750%, 08/15/04 0 850,000                484,500
  Mediacom LLC Capital Corp., Senior
    Notes (Callable 01/15/06 @ $104.75)
    9.500%, 01/15/13 ~                                    2,000,000        1,910,000
                                                                      --------------
                                                                          15,939,425
                                                                      --------------

CAPITAL GOODS--0.7%
  Case New Holland, Inc., Rule 144A,
    Senior Notes 9.250%, 08/01/11 ++                        750,000          836,250
  Case New Holland, Inc., Rule 144A,
    Senior Notes 9.250%, 08/01/11 ++                        100,000          111,500
  International Wire Group, Inc.,
    Senior Subordinated Notes
    11.750%, 06/01/05 ~                                   1,000,000          555,000
                                                                      --------------
                                                                           1,502,750
                                                                      --------------
CHEMICALS--7.0%
  Applied Extrusion Technologies, Inc.,
    Series B, Company Guaranteed Notes
    (Callable 07/01/06 @ $105.38)
    10.750%, 07/01/11                                     1,250,000          968,750
  Equistar Chemicals LP/ Equistar
    Funding Corp., Global Company
    Guaranteed Notes
    10.125%, 09/01/08                                     1,000,000        1,055,000
  Ferro Corp., Senior Notes
    9.125%, 01/01/09                                        550,000          622,157
  HMP Equity Holdings Corp.,
    (Callable 11/15/04 @ $64.79)
    0.000%, 05/15/08                                        250,000          126,250
  Huntsman International Holdings LLC,
    Senior Discount Notes
    (Callable 07/01/04 @ $106.69)
    0.000%, 12/31/09 ~                                    9,445,000        3,825,225

  Huntsman LLC, Rule 144A, Secured
    Notes (Callable 10/15/07 @ $105.81)
    11.625%, 10/15/10 ++                             $      350,000   $      337,750
  IMC Global, Inc., Series B,
    Global Company Guaranteed Notes
    (Callable 06/01/06 @ $105.63)
    11.250%, 06/01/11 ~                                   1,450,000        1,504,375
  Lyondell Chemical Co.,
    Global Company Guaranteed Notes
    (Callable 06/01/08 @ $105.25)
    10.500%, 06/01/13                                     1,000,000        1,035,000
  Lyondell Chemical Co.,
    Global Company Guaranteed Notes
    (Callable 12/15/05 @ $104.75)
    9.500%, 12/15/08                                      1,400,000        1,407,000
  Millennium America, Inc.,
    Global Company Guaranteed Notes
    9.250%, 06/15/08 ~                                      800,000          850,000
  Nalco Co., Rule 144A,
    Senior Subordinated Notes
    (Callable 11/15/08 @ $104.44)
    8.875%, 11/15/13 ++                                     750,000          783,750
  PolyOne Corp.,
    Global Company Guaranteed Notes
    (Callable 05/15/07 @ $105.31)
    10.625%, 05/15/10 ~                                     750,000          686,250
  Radnor Holdings Corp.,
    Rule 144A, Senior Notes
    (Callable 03/15/07 @ $105.50)
    11.000%, 03/15/10 ++,~                                1,000,000          860,000
  Resolution Performance Products LLC,
    Global Senior Subordinated Notes
    (Callable 11/15/05 @ $106.75)
    13.500%, 11/15/10 ~                                   1,000,000          950,000
  Terra Capital, Inc., Global Secured Notes
    (Callable 06/01/07 @ $105.75)
    11.500%, 06/01/10 ~                                   1,000,000          982,500
                                                                      --------------
                                                                          15,994,007
                                                                      --------------
COMPETITIVE LOCAL EXCHANGE CARRIER (CLEC)--2.3%
  FairPoint Communications, Inc.,
    Series B, Senior Subordinated Notes
    (Callable 05/01/04 @ $103.17)
    9.500%, 05/01/08                                        900,000          886,500
  Qwest Corp., Notes
    5.625%, 11/15/08                                        900,000          886,500
  RCN Corp., Senior Discount Notes
    (Callable 10/15/04 @ $101.85)
    11.125%, 10/15/07                                     6,235,000        2,868,100
  RCN Corp., Senior Notes
    (Callable 01/15/05 @ $105.06)
    10.125%, 01/15/10                                       300,000          128,625
  RCN Corp., Senior Notes
    (Callable 10/15/04 @ $101.67)
    10.000%, 10/15/07 ~                                   1,000,000          450,000
                                                                      --------------
                                                                           5,219,725
                                                                      --------------
CONGLOMERATE/DIVERSIFIED MANUFACTURING--0.7%
  Amtrol, Inc., Senior Subordinated
    Notes (Callable 12/31/03 @ $100.00)
    10.625%, 12/31/06 ~                                     450,000          281,250
  Jordan Industries, Inc., Series D,
    Senior Notes (Callable 08/01/04
    @ $100.00) 10.375%, 08/01/07                          2,575,000        1,300,375
                                                                      --------------
                                                                           1,581,625
                                                                      --------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       PRINCIPAL
                                                         AMOUNT           VALUE
                                                     --------------   --------------
CONSUMER PRODUCTS/TOBACCO--4.9%
  American Greetings Corp.,
    Global Senior Subordinated Notes
    (Callable 07/15/05 @ $105.88)
    11.750%, 07/15/08 ~                              $    1,000,000   $    1,146,250
  Diamond Brands Operating Corp.,
    Company Guaranteed Notes
    (Callable 04/15/04 @ $103.38)
    10.125%, 04/15/08 ^^                                  3,097,000           38,713
  General Binding Corp.,
    Company Guaranteed Notes
    (Callable 06/01/04 @ $103.13)
    9.375%, 06/01/08 ~                                      400,000          402,000
  Johnsondiversey Holdings, Inc.,
    Rule 144A, Discount Notes
    (Callable 05/15/07 @ $105.34)
    10.670%, 05/15/13 ++,+                                1,500,000        1,125,000
  PCA LLC/PCA Finance Corp.,
    Global Senior Notes
    11.875%, 08/01/09                                     1,000,000        1,095,000
  Playtex Products, Inc.,
    Global Company Guaranteed Notes
    (Callable 06/01/06 @ $104.69)
    9.375%, 06/01/11 ~                                    1,300,000        1,290,250
  Rayovac Corp., Rule 144A,
    Senior Subordinated Notes
    (Callable 10/01/08 @ $104.25)
    8.500%, 10/01/13 ++                                     500,000          522,500
  Remington Arms Company, Inc.,
    Global Company Guaranteed Notes
    (Callable 02/01/07 @ $105.25)
    10.500%, 02/01/11                                       750,000          788,437
  Revlon Consumer Products Corp.,
    Global Company Guaranteed Notes
    12.000%, 12/01/05                                     2,150,000        2,117,750
  Samsonite Corp., Senior Subordinated
    Notes (Callable 06/15/04 @ $103.58)
    10.750%, 06/15/08 ~                                   1,138,000        1,200,590
  Styling Technology Corp.,
    Company Guaranteed Notes
    (Callable 07/01/04 @ $103.63)
    10.875%, 07/01/08 ^^                                  1,500,000           90,000
  United Industries Corp., Series D,
    Global Company Guaranteed Notes
    (Callable 04/01/04 @ $104.94)
    9.875%, 04/01/09                                        425,000          444,125
  Werner Holding Co., Inc., Series A,
    Company Guaranteed Notes
    (Callable 11/15/03 @ $103.33)
    10.000%, 11/15/07 ~                                   1,350,000        1,019,250
                                                                      --------------
                                                                          11,279,865
                                                                      --------------
CONTAINERS--2.8%
  Berry Plastics Corp.,
    Global Company Guaranteed Notes
    (Callable 07/15/07 @ $105.38)
    10.750%, 07/15/12                                     1,100,000        1,243,000
  Constar International, Inc.,
    Senior Subordinated Notes
    (Callable 12/01/07 @ $105.50)
    11.000%, 12/01/12 ~                                   1,000,000          835,000
  Graphic Packaging International Corp.,
    Rule 144A, Senior Subordinated Notes
    (Callable 08/15/08 @ $104.75)
    9.500%, 08/15/13 ++,~                                   600,000          670,500

  Owens-Brockway Glass Containers,
    Global Company Guaranteed Notes
    (Callable 02/15/06 @ $104.44)
    8.875%, 02/15/09                                 $    1,000,000   $    1,090,000
  Owens-Brockway Glass Containers,
    Global Company Guaranteed Notes
    (Callable 05/15/08 @ $104.12)
    8.250%, 05/15/13                                        750,000          795,000
  Pliant Corp.,
    Company Guaranteed Notes
    (Callable 06/01/05 @ $106.50)
    13.000%, 06/01/10 ~                                     250,000          240,000
  Tekni-Plex, Inc., Series B,
    Company Guaranteed Notes
    (Callable 06/15/05 @ $106.38)
    12.750%, 06/15/10 ~                                     500,000          515,000
  U.S. Can Corp., Rule 144A, Secured Notes
    (Callable 07/15/07 @ $105.44)
    10.875%, 07/15/10 ++                                  1,000,000        1,037,500
                                                                      --------------
                                                                           6,426,000
                                                                      --------------
DIVERSIFIED TELECOMMUNICATIONS--1.9%
  ACC Escrow Corp.,
    Rule 144A, Senior Notes
    (Callable 08/01/07 @ $105.00)
    10.000%, 08/01/11 ++,~                                1,000,000        1,095,000
  Avaya, Inc., Secured Notes
    (Callable 04/01/06 @ $105.56)
    11.125%, 04/01/09 ~                                     500,000          592,500
  Gray Television, Inc.,
    Global Company Guaranteed Notes
    (Callable 12/15/06 @ $104.62)
    9.250%, 12/15/11                                      1,000,000        1,112,500
  Primus Telecommunications
    Group, Inc., Senior Notes
    (Callable 01/15/04 @ $105.62)
    11.250%, 01/15/09                                     1,097,000        1,153,221
  Primus Telecommunications Group, Inc.,
    Series B, Senior Notes
    (Callable 05/15/04 @ $103.21)
    9.875%, 05/15/08                                        450,000          457,313
                                                                      --------------
                                                                           4,410,534
                                                                      --------------
ELECTRONICS/INFORMATION/DATA TECHNOLOGY--1.3%
  Amkor Technology, Inc.,
    Rule 144A, Senior Notes
    (Callable 05/15/08 @ $103.88)
    7.750%, 05/15/13 ++,~                                 1,400,000        1,498,000
  Ampex Corp., Secured Notes
    12.000%, 08/15/08                                     1,779,218          266,883
  Sanmina-SCI Corp.,
    Global Company Guaranteed Notes
    (Callable 01/15/07 @ $105.19)
    10.375%, 01/15/10                                     1,000,000        1,185,000
                                                                      --------------
                                                                           2,949,883
                                                                      --------------
ENERGY - OTHER--3.2%
  Amerigas Partners LP Eagle Finance
    Corp., Series B, Global Senior Notes
    (Callable 05/20/06 @ $104.44)
    8.875%, 05/20/11                                      1,060,000        1,155,400
  Chesapeake Energy Corp., Global
    Company Guaranteed Senior Notes
    (Callable 04/01/06 @ $104.06)
    8.125%, 04/01/11                                      1,940,000        2,138,850

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       PRINCIPAL
                                                         AMOUNT           VALUE
                                                     --------------   --------------
ENERGY - OTHER
  Dynegy Holdings, Inc.,
    Rule 144A, Secured Notes
    (Callable 07/15/08 @ $105.06)
    10.125%, 07/15/13 ++,~                           $    1,800,000   $    1,962,000
  Giant Industries, Inc.,
    Global Company Guaranteed Notes
    (Callable 05/15/07 @ $105.50)
    11.000%, 05/15/12                                       850,000          888,250
  Trico Marine Services, Inc.,
    Global Company Guaranteed Notes
    (Callable 05/15/07 @ $104.44)
    8.875%, 05/15/12 ~                                    1,100,000          759,000
  Williams Companies, Inc., Notes
    6.500%, 12/01/08                                        500,000          507,500
                                                                      --------------
                                                                           7,411,000
                                                                      --------------
ENVIRONMENTAL SERVICES--1.6%
  Allied Waste North America, Inc.,
    Series B, Company Guaranteed Notes
    (Callable 08/01/04 @ $105.00)
    10.000%, 08/01/09 ~                                   3,400,000        3,714,500
                                                                      --------------
FINANCE--1.3%
  Asat Finance LLC,
    Company Guaranteed Notes
    (Callable 11/01/03 @ $106.25)
    12.500%, 11/01/06                                     2,925,000        3,085,875
                                                                      --------------
FOOD PROCESSORS/BEVERAGE/BOTTLING--3.9%
  Archibald Candy Corp.,
    Company Guaranteed Notes
    10.000%, 11/01/07                                       271,377           81,413
  Aurora Foods, Inc., Series B,
    Senior Subordinated Notes
    (Callable 07/01/04 @ $104.92)
    8.750%, 07/01/08 ^^,~                                 1,500,000        1,005,000
  B&G Foods, Inc., Series D,
    Global Company Guaranteed Notes
    (Callable 08/01/04 @ $101.60)
    9.625%, 08/01/07                                        900,000          929,250
  Curtice Burns Food, Inc.,
    Company Guaranteed Notes
    (Callable 11/01/03 @ $105.94)
    11.875%, 11/01/08                                     1,000,000        1,062,500
  Land O' Lakes, Inc.,
    Global Senior Notes
    (Callable 11/15/06 @ $104.38)
    8.750%, 11/15/11                                      1,150,000          989,000
  Le-Natures, Inc., Rule 144A,
    Senior Subordinated Notes
    (Callable 06/15/08 @ $104.50)
    9.000%, 06/15/13 ++                                     400,000          418,000
  Luigino's, Inc., Senior Subordinated Notes
    (Callable 02/01/04 @ $102.50)
    10.000%, 02/01/06                                     3,700,000        3,829,500
  Roundy's, Inc., Series B,
    Global Company Guaranteed Notes
    (Callable 06/15/07 @ $104.44)
    8.875%, 06/15/12 ~                                      500,000          525,000
                                                                      --------------
                                                                           8,839,663
                                                                      --------------
GAMING--11.6%
  Ameristar Casinos, Inc.,
    Global Company Guaranteed Notes
    (Callable 02/15/06 @ $105.38)
    10.750%, 02/15/09 ~                                   1,400,000        1,620,500

  Argosy Gaming Co.,
    Company Guaranteed Notes
    (Callable 06/01/04 @ $105.38)
    10.750%, 06/01/09                                $    2,835,000   $    3,118,500
  Aztar Corp.,
    Global Senior Subordinated Notes
    (Callable 08/15/06 @ $104.50)
    9.000%, 08/15/11 ~                                    1,350,000        1,464,750
  Boyd Gaming Corp.,
    Global Company Guaranteed Notes
    (Callable 08/01/05 @ $104.63)
    9.250%, 08/01/09                                      1,200,000        1,354,500
  Chukchansi Economic Development
    Authority, Rule 144A, Senior Notes
    (Callable 10/01/06 @ $113.00)
    14.500%, 06/15/09 ++                                  2,300,000        2,811,750
  Circus Circus & Eldorado,
    Global First Mortgage
    (Callable 03/01/07 @ $105.06)
    10.125%, 03/01/12 ~                                   1,000,000        1,028,750
  Hard Rock Hotel, Inc., Rule 144A,
    Notes (Callable 06/01/08 @ $104.44)
    8.875%, 06/01/13 ++                                   2,200,000        2,329,250
  Inn of The Mountain Gods Resort,
    Rule 144A, Senior Notes
    (Callable 11/15/07 @ $106.00)
    12.000%, 11/15/10 ++                                  1,200,000        1,260,000
  Isle of Capri Casinos, Inc.,
    Company Guaranteed Notes
    (Callable 04/15/04 @ $104.38)
    8.750%, 04/15/09                                        550,000          585,062
  Majestic Star Casino LLC, Rule 144A,
    Company Guaranteed Notes
    (Callable 10/15/07 @ $104.75)
    9.500%, 10/15/10 ++                                   2,000,000        2,080,000
  Mohegan Tribal Gaming,
    Global Senior Subordinated Notes
    (Callable 07/01/06 @ $104.19)
    8.375%, 07/01/11                                      1,000,000        1,097,500
  MTR Gaming Group, Inc., Series B,
    Global Company Guaranteed Notes
    (Callable 04/01/07 @ $104.88)
    9.750%, 04/01/10                                        250,000          264,375
  Old Evangeline Downs LLC,
    Company Guaranteed Notes
    (Callable 03/01/07 @ $106.50)
    13.000%, 03/01/10                                     1,200,000        1,243,500
  Peninsula Gaming LLC, Series B,
    Company Guaranteed Notes
    (Callable 07/01/04 @ $105.33)
    12.250%, 07/01/06                                       594,000          632,610
  Penn National Gaming, Inc., Series B,
    Global Company Guaranteed Notes
    (Callable 03/01/05 @ $105.56)
    11.125%, 03/01/08                                     1,250,000        1,418,750
  Riviera Holdings Corp.,
    Global Company Guaranteed Notes
    (Callable 06/15/06 @ $105.50)
    11.000%, 06/15/10                                     1,110,000        1,137,750
  Waterford Gaming LLC,
    Rule 144A, Senior Notes
    (Callable 09/15/08 @ $103.55)
    8.625%, 09/15/12 ++                                     395,000          415,244
  Wheeling Island Gaming, Inc.,
    Global Company Guaranteed Notes
    (Callable 12/15/05 @ $105.06)
    10.125%, 12/15/09                                       250,000          258,750

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       PRINCIPAL
                                                         AMOUNT           VALUE
                                                     --------------   --------------
GAMING
  Windsor Woodmont Black Hawk,
    Series B, First Mortgage
    (Callable 03/15/04 @ $104.33)
    13.000%, 03/15/05 ^^                             $    2,456,000   $    1,611,750
  Wynn Las Vegas LLC,
    Second Mortgage Note
    (Callable 11/01/06 @ $112.00)
    12.000%, 11/01/10                                       650,000          758,875
                                                                      --------------
                                                                          26,492,166
                                                                      --------------
GAS PIPELINES--1.4%
  El Paso CGP Co., Notes
    6.375%, 02/01/09                                        500,000          408,750
  El Paso CGP Co., Notes
    7.750%, 06/15/10 ~                                      750,000          635,625
  El Paso Corp., Senior Notes
    7.000%, 05/15/11 ~                                      800,000          678,000
  Gemstone Investors, Ltd., Rule 144A,
    Company Guaranteed Notes
    7.710%, 10/31/04 ++                                     500,000          503,125
  Reliant Resources, Inc.,
    Rule 144A, Secured Notes
    (Callable 07/15/08 @ $104.75)
    9.500%, 07/15/13 ++                                   1,050,000          939,750
                                                                      --------------
                                                                           3,165,250
                                                                      --------------
HEALTHCARE FACILITIES/SUPPLIES--4.1%
  Ardent Health Services, Inc.,
    Rule 144A, Senior Subordinated
    Notes (Callable 08/15/08 $105.00)
    10.000%, 08/15/13 ++                                    800,000          860,000
  Concentra Operating Corp.,
    Global Company Guaranteed Notes
    (Callable 08/15/07 @ $104.75)
    9.500%, 08/15/10                                      1,000,000        1,065,000
  Extendicare Health Services, Inc.,
    Company Guaranteed Notes
    (Callable 12/15/03 @ $103.12)
    9.350%, 12/15/07                                      1,000,000        1,040,000
  Fisher Scientific International, Inc.,
    Global Senior Subordinated Notes
    (Callable 05/01/07 @ $104.06)
    8.125%, 05/01/12 ~                                    1,000,000        1,080,000
  Magellan Health Services, Inc.,
    Rule 144A, Senior Notes
    (Callable 11/15/05 @ $104.69)
    9.375%, 11/15/07 ++,^^                                  950,000        1,040,250
  Magellan Health Services, Inc.,
    Senior Subordinated Notes
    (Callable 02/15/04 @ $103.00)
    9.000%, 02/15/08 ^^                                   1,000,000          575,000
  Medquest, Inc., Series B,
    Global Company Guaranteed Notes
    (Callable 08/15/07 @ $105.94)
    11.875%, 08/15/12 ~                                   1,000,000        1,095,000
  Select Medical Corp., Rule 144A,
    Senior Subordinated Notes
    (Callable 08/01/08 @ $103.75)
    7.500%, 08/01/13 ++                                     900,000          945,000
  Senior Housing Properties Trust,
    Senior Notes 8.625%, 01/15/12                           800,000          876,000
  Universal Hospital Services, Inc.,
    Rule 144A, Senior Notes
    (Callable 11/01/07 @ $105.06)
    10.125%, 11/01/11 ++                                    750,000          787,500
                                                                      --------------
                                                                           9,363,750
                                                                      --------------
HOME BUILDERS--2.2%
  KB Home,
    Senior Subordinated Notes
    8.625%, 12/15/08 ~                               $      800,000   $      890,000
  KB Home,
    Senior Subordinated Notes
    (Callable 02/15/06 @ $104.75)
    9.500%, 02/15/11 ~                                    1,000,000        1,115,000
  Toll Corp.,
    Senior Subordinated Notes
    (Callable 12/01/06 @ $104.12)
    8.250%, 12/01/11 ~                                      700,000          780,500
  WCI Communities, Inc.,
    Global Company Guaranteed Notes
    (Callable 05/01/07 @ $104.56)
    9.125%, 05/01/12                                      1,000,000        1,100,000
  William Lyon Homes, Inc.,
    Company Guaranteed Notes
    (Callable 04/01/08 @ $105.38)
    10.750%, 04/01/13                                     1,000,000        1,115,000
                                                                      --------------
                                                                           5,000,500
                                                                      --------------
INDUSTRIAL--2.0%
  Actuant Corp.,
    Company Guaranteed Notes
    (Callable 05/01/07 @ $102.17)
    13.000%, 05/01/09 ~                                   1,868,000        2,391,040
  Amsted Industries, Inc.,
    Rule 144A, Senior Notes
    (Callable 10/15/07 @ $105.12)
    10.250%, 10/15/11 ++                                  1,000,000        1,107,500
  GSI Group, Inc.,
    Company Guaranteed Notes
    (Callable 11/01/03 @ $103.46)
    10.250%, 11/01/07                                     1,100,000          808,500
  International Utility Structures, Inc.,
    Yankee Senior Subordinated Notes
    (Callable 02/01/04 @ $103.58)
    10.750%, 02/01/08 ^^                                  1,020,500          221,959
                                                                      --------------
                                                                           4,528,999
                                                                      --------------
LEISURE--4.4%
  AMC Entertainment, Inc.,
    Senior Subordinated Notes
    (Callable 03/15/04 @ $102.38)
    9.500%, 03/15/09                                      3,850,000        3,994,375
  Bluegreen Corp., Series B,
    Company Guaranteed Notes
    (Callable 04/01/04 @ $103.50)
    10.500%, 04/01/08                                     1,150,000        1,167,250
  Booth Creek Ski Holdings, Inc.,
    Series B, Company Guaranteed Notes
    (Callable 03/15/04 @ $102.08)
    12.500%, 03/15/07                                     1,300,000        1,300,000
  Cinemark USA, Inc.,
    Global Senior Subordinated Notes
    (Callable 02/01/08 @ $104.50)
    9.000%, 02/01/13                                        250,000          275,000
  Icon Health & Fitness, Inc.,
    Global Company Guaranteed Notes
    (Callable 04/01/07 @ $105.62)
    11.250%, 04/01/12                                     1,000,000        1,095,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       PRINCIPAL
                                                         AMOUNT           VALUE
                                                     --------------   --------------
LEISURE
  Regal Cinemas, Inc., Series B,
    Global Company Guaranteed Notes
    (Callable 02/01/07 @ $104.69)
    9.375%, 02/01/12                                 $    1,100,000   $    1,248,500
  Six Flags, Inc.,
    Global Senior Notes
    (Callable 02/01/06 @ $104.44)
    8.875%, 02/01/10 ~                                      950,000          907,250
                                                                      --------------
                                                                           9,987,375
                                                                      --------------
LODGING--2.0%
  Extended Stay America, Inc.,
    Senior Subordinated Notes
    (Callable 03/15/04 @ $103.05)
    9.150%, 03/15/08                                      2,750,000        2,873,750
  Host Marriott Corp., Series A,
    Company Guaranteed Notes
    (Callable 08/01/04 @ $101.31)
    7.875%, 08/01/05                                        266,000          275,044
  Host Marriott LP,
    Rule 144A, Senior Notes
    (Callable 11/01/08 @ $103.56)
    7.125%, 11/01/13 ++                                     500,000          501,875
  John Q. Hammons Hotels, Series B,
    Global Notes, First Mortgage
    (Callable 05/15/07 @ $104.44)
    8.875%, 05/15/12 ~                                      890,000          974,550
                                                                      --------------
                                                                           4,625,219
                                                                      --------------
METALS & MINING--1.0%
  AK Steel Corp.,
    Global Company Guaranteed Notes
    (Callable 06/15/07 @ $103.88)
    7.750%, 06/15/12 ~                                      800,000          548,000
  Metallurg, Inc., Series B,
    Company Guaranteed Notes
    (Callable 12/01/03 @ $103.67)
    11.000%, 12/01/07                                       700,000          339,500
  Ormet Corp., Rule 144A,
    Company Guaranteed Notes
    (Callable 08/15/04 @ $103.67)
    11.000%, 08/15/08 ++,^^                               1,035,000          243,225
  UCAR Finance, Inc.,
    Global Company Guaranteed Notes
    (Callable 02/15/07 @ $105.12)
    10.250%, 02/15/12 ~                                   1,000,000        1,112,500
                                                                      --------------
                                                                           2,243,225
                                                                      --------------
OIL EQUIPMENT--0.4%
  Grey Wolf, Inc., Senior Notes
    (Callable 07/01/04 @ $101.48)
    8.875%, 07/01/07                                        510,000          526,575
  Grey Wolf, Inc., Series C,
    Company Guaranteed Notes
    (Callable 07/01/04 @ $101.48)
    8.875%, 07/01/07 ~                                      344,000          355,180
                                                                      --------------
                                                                             881,755
                                                                      --------------
PAPER & FOREST PRODUCTS--3.1%
  Appleton Papers, Inc., Series B,
    Global Company Guaranteed Notes
    (Callable 12/15/05 @ $106.25)
    12.500%, 12/15/08                                     1,250,000        1,387,500
  Box USA Holdings,
    Series B, Senior Notes
    (Callable 06/01/04 @ $100.00)
    12.000%, 06/01/06                                $    1,250,000   $    1,262,500
  Caraustar Industries, Inc.,
    Global Company Guaranteed Notes
    (Callable 04/01/06 @ $105.25)
    9.875%, 04/01/11 ~                                      500,000          525,000
  Fonda Group, Inc., Series B,
    Senior Subordinated Notes
    (Callable 03/01/04 @ $101.58)
    9.500%, 03/01/07                                      1,200,000        1,026,000
  Georgia-Pacific Corp.,
    Global Company Guaranteed Notes
    8.875%, 02/01/10                                      1,200,000        1,377,000
  Georgia-Pacific Corp.,
    Global Company Guaranteed Notes
    (Callable 02/01/08 @ $104.69)
    9.375%, 02/01/13                                      1,300,000        1,508,000
                                                                      --------------
                                                                           7,086,000
                                                                      --------------
PHARMACEUTICALS--0.3%
  aaiPharma, Inc.,
    Global Company Guaranteed Notes
    (Callable 04/01/06 @ $105.50)
    11.000%, 04/01/10                                       700,000          780,500
                                                                      --------------
PUBLISHING--5.2%
  American Color Graphics,
    Rule 144A, Notes
    (Callable 06/15/07 @ $105.00)
    10.000%, 06/15/10 ++                                  1,200,000        1,293,000
  Haights Cross Operating Co.,
    Rule 144A, Senior Notes
    (Callable 08/15/08 @ $105.87)
    11.750%, 08/15/11 ++,~                                1,200,000        1,254,000
  Houghton Mifflin Co.,
    Global Senior Notes
    (Callable 02/01/07 @ $104.12)
    8.250%, 02/01/11                                        350,000          371,875
  Houghton Mifflin Co.,
    Rule 144A, Senior Discount Notes
    (Callable 10/15/08 @ $105.75)
    11.500%, 10/15/13 ++,+                                  750,000          472,500
  Liberty Group Operating, Inc.,
    Company Guaranteed Notes
    (Callable 02/01/04 @ $103.13)
    9.375%, 02/01/08                                      2,700,000        2,686,500
  Liberty Group Publishing, Inc., Debentures
    (Callable 02/01/04 @ $103.88)
    11.625%, 02/01/09 +                                   1,774,000        1,667,560
  Morris Publishing Group, LLC,
    Rule 144A, Senior Subordinated Notes
    (Callable 08/01/08 @ $103.50)
    7.000%, 08/01/13 ++                                     500,000          512,500
  Phoenix Color Corp.,
    Company Guaranteed Notes
    (Callable 02/01/04 @ $105.19)
    10.375%, 02/01/09                                     2,222,000        2,033,130
  Primedia, Inc.,
    Rule 144A, Senior Notes
    (Callable 05/15/08 @ $104.00)
    8.000%, 05/15/13 ++                                     500,000          511,250
  Sheridan Acquisition Corp.,
    Rule 144A, Secured Notes
    (Callable 08/15/07 @ $105.12)
    10.250%, 08/15/11 ++                                  1,000,000        1,050,000
                                                                      --------------
                                                                          11,852,315
                                                                      --------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       PRINCIPAL
                                                         AMOUNT           VALUE
                                                     --------------   --------------
REAL ESTATE--0.2%
  Corrections Corporation of
    Amercia, Rule 144A, Senior Notes
    (Callable 05/01/07 @ $103.75)
    7.500%, 05/01/11 ++                              $      500,000   $      525,000
                                                                      --------------
RESTAURANTS--2.4%
  American Restaurant Group, Inc.,
    Series D, Company Guaranteed Notes
    (Callable 11/01/04 @ $105.75)
    11.500%, 11/01/06                                     1,329,000          936,945
  Buffets, Inc.,
    Global Senior Subordinated Notes
    (Callable 07/15/06 @ $105.62)
    11.250%, 07/15/10                                       850,000          922,250
  CKE Restaurants, Inc.,
    Company Guaranteed Notes
    (Callable 05/01/04 @ $104.56)
    9.125%, 05/01/09                                        967,500          986,850
  Denny's Corp., Senior Notes
    (Callable 01/15/04 @ $103.75)
    11.250%, 01/15/08 ~                                   1,850,000        1,156,250
  O'Charley's, Inc., Rule 144A,
    Senior Subordinated Notes
    (Callable 11/01/08 @ $104.50)
    9.000%, 11/01/13 ++                                   1,000,000        1,000,000
  Romacorp, Inc.,
    Company Guaranteed Notes
    (Callable 07/01/04 @ $104.00)
    12.000%, 07/01/06 ^^                                    870,000          570,937
                                                                      --------------
                                                                           5,573,232
                                                                      --------------
RETAIL-FOOD & DRUG--2.1%
  Herbalife International, Inc.,
    Global Company Guaranteed Notes
    (Callable 07/15/06 @ $105.88)
    11.750%, 07/15/10                                     1,000,000        1,155,000
  Nutritional Sourcing Corp., Notes
    (Callable 06/05/04 @ $102.00)
    10.125%, 08/01/09                                       500,000          342,500
  Pathmark Stores, Inc.,
    Global Company Guaranteed Notes
    (Callable 02/01/07 @ $104.38)
    8.750%, 02/01/12 ~                                    1,000,000        1,030,000
  Stater Brothers Holdings, Inc.,
    Senior Notes
    (Callable 08/15/04 @ $102.69)
    10.750%, 08/15/06                                       750,000          794,063
  Swift & Company, Rule 144A,
    Senior Subordinated Notes
    (Callable 10/01/06 @ $106.25)
    12.500%, 01/01/10 ++                                    850,000          969,000
  Winn-Dixie Stores, Inc.,
    Company Guaranteed Notes
    (Callable 04/01/05 @ $104.44)
    8.875%, 04/01/08 ~                                      450,000          447,750
                                                                      --------------
                                                                           4,738,313
                                                                      --------------
RETAIL STORES--4.5%
  Big 5 Corp., Series B, Senior Notes
    (Callable 11/15/03 @ $103.65)
    10.875%, 11/15/07                                     2,822,000        2,980,737
  J. Crew Operating Corp.,
    Senior Subordinated Notes
    (Callable 10/15/04 @ $101.73)
    10.375%, 10/15/07 ~                                   2,000,000        2,070,000
  Leslie's Poolmart, Inc.,
    Series B, Senior Notes
    (Callable 07/15/05 @ $102.59)
    10.375%, 07/15/08                                $    1,200,000   $    1,206,000
  Michaels Stores, Inc., Senior Notes
    (Callable 07/01/05 @ $104.62)
    9.250%, 07/01/09                                        900,000          996,750
  Office Depot, Inc.,
    Global Senior Subordinated Notes
    10.000%, 07/15/08                                     1,000,000        1,190,000
  Pep Boys - Manny, Moe & Jack,
    Series MTNB, Notes
    6.920%, 07/07/06 ~                                    1,150,000        1,164,375
  United Auto Group, Inc.,
    Global Company Guaranteed Notes
    (Callable 03/15/07 @ $104.81)
    9.625%, 03/15/12                                        750,000          832,500
                                                                      --------------
                                                                          10,440,362
                                                                      --------------
SATELLITE--3.6%
  EchoStar DBS Corp., Senior Notes
    (Callable 02/01/04 @ $104.69)
    9.375%, 02/01/09                                      2,450,000        2,603,125
  PanAmSat Corp.,
    Global Company Guaranteed Notes
    (Callable 02/01/07 @ $104.25)
    8.500%, 02/01/12 ~                                      500,000          541,250
  Pegasus Communications Corp.,
    Series B, Senior Notes
    9.625%, 10/15/05                                      4,850,000        4,061,875
  Pegasus Communications Corp.,
    Series B, Senior Notes
    (Callable 12/01/03 @ $103.25)
    9.750%, 12/01/06 ~                                    1,250,000        1,043,750
                                                                      --------------
                                                                           8,250,000
                                                                      --------------
SECONDARY OIL & GAS PRODUCERS--4.3%
  Continental Global Group, Inc.,
    Series B, Senior Notes
    (Callable 04/01/04 @ $101.83)
    11.000%, 04/01/07                                     2,000,000          630,000
  Continental Resources, Inc.,
    Company Guaranteed Notes
    (Callable 08/01/04 @ $103.42)
    10.250%, 08/01/08                                     1,200,000        1,185,000
  El Paso, Rule 144A,
    Company Guaranteed Notes
    (Callable 06/01/08 @ $103.88)
    7.750%, 06/01/13 ++                                   3,000,000        2,895,000
  Magnum Hunter Resources, Inc.,
    Global Company Guaranteed Notes
    (Callable 03/15/07 @ $104.80)
    9.600%, 03/15/12                                        650,000          728,000
  Swift Energy Co.,
    Senior Subordinated Notes
    (Callable 08/01/04 @ $105.12)
    10.250%, 08/01/09 ~                                   2,000,000        2,190,000
  Wiser Oil Co.,
    Company Guaranteed Notes
    (Callable 05/15/04 @ $101.58)
    9.500%, 05/15/07                                      2,297,000        2,228,090
                                                                      --------------
                                                                           9,856,090
                                                                      --------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       PRINCIPAL
                                                         AMOUNT           VALUE
                                                     --------------   --------------
SERVICES--7.8%
  Advanstar Communications, Inc.,
    Rule 144A, Secured Notes
    (Callable 02/15/08 @ $105.37)
    10.750%, 08/15/10 ++                             $    1,500,000   $    1,601,250
  Diamond Triumph Auto Glass, Inc.,
    Company Guaranteed Notes
    (Callable 04/01/04 @ $103.08)
    9.250%, 04/01/08                                        400,000          362,000
  Great Lakes Dredge & Dock Corp.,
    Company Guaranteed Notes
    (Callable 08/15/04 @ $103.75)
    11.250%, 08/15/08                                     2,000,000        2,120,000
  IESI Corp.,
    Global Company Guaranteed Notes
    (Callable 06/15/07 @ $105.12)
    10.250%, 06/15/12                                     1,500,000        1,631,250
  Iron Mountain, Inc.,
    Company Guaranteed Notes
    (Callable 04/01/06 @ $104.31)
    8.625%, 04/01/13                                      1,000,000        1,097,500
  La Petite Academy, Inc., Series B,
    Company Guaranteed Notes
    (Callable 05/15/04 @ $103.33)
    10.000%, 05/15/08                                     1,650,000        1,014,750
  Morton's Restaurant Group, Inc.,
    Rule 144A, Secured Notes
    (Callable 07/01/07 @ $105.30)
    7.500%, 07/01/10 ++                                     500,000          457,500
  Muzak LLC/Muzak Finance Corp.,
    Company Guaranteed Notes
    (Callable 03/15/04 @ $104.94)
    9.875%, 03/15/09                                        450,000          439,875
  Muzak LLC/Muzak Finance Corp.,
    Global Senior Notes
    (Callable 02/15/06 @ $105.00)
    10.000%, 02/15/09                                     1,000,000        1,057,500
  Neff Corp.,
    Company Guaranteed Notes
    (Callable 06/01/04 @ $103.42)
    10.250%, 06/01/08                                     2,000,000        1,330,000
  Rent-A-Center, Inc., Series B,
    Global Company Guaranteed Notes
    (Callable 05/01/06 @ $103.75)
    7.500%, 05/01/10                                        500,000          532,500
  Salton, Inc.,
    Global Senior Subordinated Notes
    (Callable 04/15/05 @ $106.12)
    12.250%, 04/15/08 ~                                   1,500,000        1,485,000
  Standard Parking Corp.,
    Company Guaranteed Notes
    (Callable 03/15/04 @ $103.08)
    9.250%, 03/15/08                                        700,000          276,500
  United Rentals North America, Inc.,
    Rule 144A, Senior Subordinated Notes
    (Callable 11/15/08 @ $103.87)
    7.750%, 11/15/13 ++                                   2,000,000        2,005,000
  Volume Services America, Inc.,
    Company Guaranteed Notes
    (Callable 03/01/04 @ $105.62)
    11.250%, 03/01/09                                     1,750,000        1,881,250
  Wesco Distribution, Inc.,
    Global Company Guaranteed Notes
    (Callable 06/01/04 @ $103.04)
    9.125%, 06/01/08                                        550,000          558,250
                                                                      --------------
                                                                          17,850,125
                                                                      --------------
TECHNOLOGY--3.0%
  AMI Semiconductor, Inc.,
    Global Company Guaranteed Notes
    (Callable 02/01/08 @ $105.37)
    10.750%, 02/01/13                                $      400,000   $      466,000
  DigitalNet Holdings, Inc.,
    Rule 144A, Senior Notes
    (Callable 07/15/07 @ $104.50)
    9.000%, 07/15/10 ++                                     750,000          821,250
  Lucent Technologies, Inc., Notes
    7.250%, 07/15/06 ~                                    1,000,000        1,025,000
  Lucent Technologies, Inc., Notes
    5.500%, 11/15/08 ~                                      800,000          748,000
  SCG Holding & Semiconductor Co.,
    Company Guaranteed Notes
    (Callable 08/01/04 @ $106.00)
    12.000%, 08/01/09                                     2,575,000        2,755,250
  Xerox Corp., Senior Notes
    (Callable 06/15/08 @ $103.81)
    7.625%, 06/15/13                                      1,000,000        1,025,000
                                                                      --------------
                                                                           6,840,500
                                                                      --------------
TEXTILE/APPAREL/SHOE MANUFACTURING--1.5%
  BGF Industries, Inc., Series B,
    Senior Subordinated Notes
    (Callable 01/15/04 @ $105.25)
    10.250%, 01/15/09                                     2,797,000        2,069,780
  Levi Strauss & Co.,
    Global Senior Notes
    (Callable 01/15/05 @ $105.81)
    11.625%, 01/15/08 ~                                     550,000          475,750
  Levi Strauss & Co.,
    Global Senior Notes
    (Callable 12/15/07 @ $106.12)
    12.250%, 12/15/12 ~                                   1,200,000        1,002,000
                                                                      --------------
                                                                           3,547,530
                                                                      --------------
TOWER--0.7%
  Crown Castle International
    Corp., Senior Notes
    (Callable 08/01/04 @ $104.75)
    9.500%, 08/01/11                                      1,500,000        1,650,000
                                                                      --------------
TRANSPORTATION--1.3%
  North American Van Lines, Inc.,
    Global Company Guaranteed Notes
    (Callable 12/01/04 @ $106.69)
    13.375%, 12/01/09                                     2,000,000        2,310,000
  Ultrapetrol (Bahamas), Ltd.,
    First Mortgage
    (Callable 04/01/04 @ $103.50)
    10.500%, 04/01/08 ^                                     994,000          596,400
                                                                      --------------
                                                                           2,906,400
                                                                      --------------
UTILITIES--5.7%
  AES Corp.,
    Rule 144A, Secured Notes
   (Callable 05/15/08 @ $104.50)
    9.000%, 05/15/15 ++                                   1,100,000        1,182,500
  AES Corp.,
    Senior Notes 8.000%, 12/31/08 ~                       1,000,000          995,000
  Calpine Corp.,
    Rule 144A, Secured Notes
    (Callable 07/15/08 @ $104.38)
    8.750%, 07/15/13 ++,~                                 2,500,000        2,300,000
  Calpine Corp.,
    Senior Notes 8.500%, 02/15/11 ~                       1,000,000          720,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       PRINCIPAL
                                                         AMOUNT           VALUE
                                                     --------------   --------------
UTILITIES
  CMS Energy Corp., Rule 144A,
    Senior Notes 7.750%, 08/01/10 ++                 $    1,000,000   $    1,022,500
  CMS Energy Corp., Senior Notes
    8.900%, 07/15/08                                      1,000,000        1,060,000
  Cogentrix Energy, Inc., Series B,
    Company Guaranteed Notes
    8.750%, 10/15/08                                      1,100,000        1,115,125
  Edison Mission Energy,
    Senior Notes 7.730%, 06/15/09 ~                       1,000,000          860,000
  El Paso Natural Gas,
    Series A, Global Senior Notes
    (Callable 08/01/07 @ $103.81)
    7.625%, 08/01/10                                      1,000,000          995,000
  Mirant Corp.,
    Rule 144A, Senior Notes
    7.400%, 07/15/04 ++,^^,~                              1,100,000          610,500
  PG&E Corp.,
    Rule 144A, Secured Notes
    (Callable 07/15/06 @ $103.44)
    6.875%, 07/15/08++                                      850,000          905,250
  Sierra Pacific Resources,
    Senior Unsecured Notes
    8.750%, 05/15/05 ~                                    1,000,000        1,000,000
  TNP Enterprises, Inc., Series B,
    Senior Subordinated Notes
    (Callable 04/01/05 @ $105.12)
    10.250%, 04/01/10 ~                                     350,000          371,000
                                                                      --------------
                                                                          13,136,875
                                                                      --------------
WIRELESS--4.6%
  Alamosa Holdings, Inc.,
    Company Guaranteed Notes
    (Callable 02/15/05 @ $106.44)
    12.875%, 02/15/10 +                                   1,300,000        1,020,500
  Centennial Cellular
    Communications, Rule 144A,
    Company Guaranteed Notes
    (Callable 06/15/08 @ $105.06)
    10.125%, 06/15/13 ++                                    650,000          676,000
  Dobson Communications Corp.,
    Rule 144A, Senior Notes
    (Callable 10/01/08 @ $104.44)
    8.875%, 10/01/13 ++,~                                   500,000          510,000
  Nextel Communications, Inc.,
    Global Senior Notes
    (Callable 02/01/06 @ $104.75)
    9.500%, 02/01/11 ~                                    1,045,000        1,183,462
  Nextel Communications, Inc.,
    Senior Notes
    (Callable 08/01/08 @ $103.69)
    7.375%, 08/01/15 ~                                      250,000          261,250
  Nextel Partners, Inc.,
    Rule 144A, Senior Notes
    (Callable 07/01/07 @ $104.06)
    8.125%, 07/01/11 ++,~                                 1,100,000        1,135,750
  Nextel Partners, Inc., Senior Notes
    (Callable 03/15/05 @ $105.50)
    11.000%, 03/15/10                                       750,000          834,375
  Rural Cellular Corp.,
    Global Senior Subordinated Notes
    (Callable 01/15/06 @ $104.88)
    9.750%, 01/15/10                                        500,000          450,000
  Triton PCS, Inc.,
    Global Company Guaranteed Notes
    (Callable 06/01/08 @ $104.25)
    8.500%, 06/01/13 ~                                    3,250,000        3,436,875
  Western Wireless Corp.,
    Rule 144A, Senior Notes
    (Callable 07/15/08 @ $104.63)
    9.250%, 07/15/13 ++                              $    1,000,000   $    1,050,000
                                                                      --------------
                                                                          10,558,212
                                                                      --------------
TOTAL U.S.CORPORATE BONDS
    (COST $305,218,689)                                                  296,912,384

FOREIGN CORPORATE BONDS--10.7%
BROADBAND--0.3%
  Call-Net Enterprises, Inc., Yankee
    Company Guaranteed Notes
    (Callable 01/01/06 @ $105.31)
    (Canada) 10.625%, 12/31/08                              750,000          720,000
                                                                      --------------
BUILDING PRODUCTS--0.6%
  Ainsworth Lumber Company, Ltd.,
    Global Secured Notes
    (Callable 01/15/05 @ $106.94)
    (Canada) 13.875%, 07/15/07                            1,300,000        1,495,000
                                                                      --------------
CHEMICALS--1.5%
  Acetex Corp., Global Senior Notes
    (Callable 08/01/05 @ $105.44)
    (Canada) 10.875%, 08/01/09                            1,000,000        1,125,000
  Avecia Group PLC,
    Global Company Guaranteed Notes
    (Callable 07/01/04 @ $105.50)
    (United Kingdom)
    11.000%, 07/01/09                                     2,535,000        2,370,225
                                                                      --------------
                                                                           3,495,225
                                                                      --------------
CONSUMER PRODUCTS/TOBACCO--0.5%
  Hockey Co. & Sports
    Maska, Inc., Global Notes
    (Callable 04/15/06 @ $105.62)
    (Canada) 11.250%, 04/15/09                            1,000,000        1,135,000
                                                                      --------------
CONTAINERS--0.6%
  Crown European Holdings SA,
    Global Secured Notes
    (Callable 03/01/07 @ $104.75)
    (France) 9.500%, 03/01/11                             1,250,000        1,393,750
                                                                      --------------
DIVERSIFIED TELECOMMUNICATIONS--0.9%
  Filtronic PLC, Senior Notes
    (Callable 12/01/03 @ $102.50)
    (United Kingdom)
    10.000%, 12/01/05 ~                                   2,000,000        2,060,000
                                                                      --------------
FOOD PROCESSORS/BEVERAGE/BOTTLING--0.6%
  Burns Phillip Capital Property, Ltd.,
    Rule 144A, Company Guaranteed
    Notes (Callable 07/15/07 @ $104.88)
    (Australia) 9.750%, 07/15/12++                        1,000,000        1,025,000
  Premier International Foods,
    Yankee Senior Notes
    (Callable 09/01/04 @ $106.00)
    (United Kingdom)
    12.000%, 09/01/09                                       250,000          276,875
                                                                      --------------
                                                                           1,301,875
                                                                      --------------
GAMING--0.4%
  Kerzner International, Ltd.,
    Global Company Guaranteed Notes
    (Callable 08/15/06 @ $104.44)
    (Bahamas) 8.875%, 08/15/11                              750,000          822,188
                                                                      --------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       PRINCIPAL
                                                         AMOUNT           VALUE
                                                     --------------   --------------
LEISURE--0.8%
  Imax Corp.,
    Yankee Senior Unsecured Notes
    (Callable 12/01/03 @ $101.97)
    (Canada) 7.875%, 12/01/05 ~                      $    1,500,000   $    1,522,500
  Intrawest Corp.,
    Global Company Guaranteed Notes
    (Callable 02/01/05 @ $105.25)
    (Canada) 10.500%, 02/01/10                              200,000          220,750
                                                                      --------------
                                                                           1,743,250
                                                                      --------------
METALS & MINING--0.4%
  Gerdau Ameristeel Corp.,
    Rule 144A, Senior Notes
    (Callable 07/15/07 @ $105.38)
    (Canada) 10.375%, 07/15/11 ++,~                       1,000,000        1,050,000
                                                                      --------------
OIL EQUIPMENT--1.5%
  Transocean, Inc.,
    Global Notes (Cayman Island)
    9.500%, 12/15/08 ~                                    2,750,000        3,409,293
                                                                      --------------
PAPER & FOREST PRODUCTS--0.7%
  JSG Funding PLC,
    Global Senior Notes
    (Callable 10/01/07 @ $104.81)
    (Ireland) 9.625%, 10/01/12                              750,000          836,250
  Tembec Industries, Inc., Yankee
    Company Guaranteed Notes
    (Callable 06/30/04 @ $104.31)
    (Canada) 8.625%, 06/30/09 ~                             750,000          735,000
                                                                      --------------
                                                                           1,571,250
                                                                      --------------
PUBLISHING--0.5%
  Hollinger, Inc.,
    Rule 144A, Senior Secured Notes
    (Callable 03/01/07 @ $105.94)
    (Canada) 11.875%, 03/01/11 ++                         1,000,000        1,105,000
                                                                      --------------
TRANSPORTATION--0.2%
  Sea Containers, Ltd.,
  Series B, Yankee Senior Notes
  (Callable 02/15/04 @ $101.97)
  (Bermuda) 7.875%, 02/15/08                                445,000          411,625
                                                                      --------------
WIRELESS--1.2%
  Millicom International Cellular SA,
    Yankee Senior Discount Notes
    (Callable 06/01/04 @ $100.00)
    (Luxembourg) 13.500%, 06/01/06                        1,375,000        1,423,125
  Polska Telefonica Cyfrowa
    International Finance II SA,
    Yankee Company Guaranteed Notes
    (Callable 12/01/04 @ $105.62)
    (Luxembourg) 11.250%, 12/01/09                        1,250,000        1,371,875
                                                                      --------------
                                                                           2,795,000
                                                                      --------------
TOTAL FOREIGN CORPORATE BONDS
  (COST $22,467,618)                                                      24,508,456
                                                                      --------------

CONVERTIBLE BONDS--0.3%

TECHNOLOGY--0.3%
  Nortel Networks Corp., Global Notes
    (Callable 09/07/04 @ $102.12)
    4.250%, 09/01/08
    (Cost $669,526)                                         750,000          714,218
                                                                      --------------

                                                         SHARES           VALUE
                                                     --------------   --------------
COMMON STOCKS--0.7%

AUTOMOBILE MANUFACTURING/VEHICLE PARTS--0.0%
  Cambridge Industries
    Liquidating Trust *                                     774,557   $        7,745
                                                                      --------------
DIVERSIFIED TELECOMMUNICATIONS--0.2%
  Versatel Telecom International NV *                       233,772          538,085
                                                                      --------------
RETAIL - FOOD & DRUG--0.0%
  Archibald Candy Corp. *,^                                   1,291           32,275
                                                                      --------------
SECONDARY OIL & GAS PRODUCERS--0.1%
  Southwest Royalties, Inc. *,^                              15,324          231,852
                                                                      --------------
WIRELESS--0.4%
  Dobson Communications Corp.,
    Class A *                                                99,764          864,956
                                                                      --------------
TOTAL COMMON STOCKS
  (COST $2,012,929)                                                        1,674,913
                                                                      --------------
PREFERRED STOCK--0.2%
WIRELESS--0.2%
  Dobson Communications Corp.,
    Rule 144A 6.00% *,++
    (Cost $265,050)                                           1,550          314,650
                                                                      --------------
WARRANTS--0.0%
BROADBAND--0.0%
  GT Group Telecom, Inc., Rule 144A,
    expires 02/01/10 *,++                                     6,750            5,906
  Ono Finance PLC,
    expires 05/31/09 *                                        5,980               60
                                                                      --------------
                                                                               5,966
                                                                      --------------
DIVERSIFIED TELECOMMUNICATIONS--0.0%
  Versatel Telecom International NV,
    strike $2.81
    expires 05/15/2008 *                                      3,000               30
                                                                      --------------
FINANCE--0.0%
  Asat Finance LLC, Rule 144A,
    strike $18.60
    expires 11/01/06 *,++                                     5,000            8,125
                                                                      --------------
GAMING--0.0%
  Windsor Woodmont Black Hawk,
    strike $0.01 expires 03/15/10 *,^                           106                0
                                                                      --------------
RESTAURANTS--0.0%
  New World Restaurant Group, Inc.,
    expires 06/20/06 *                                          336                3
                                                                      --------------
SERVICES--0.0%
  Worldwide Flight Services,
    Rule 144A,
    expires 08/15/07 *,++,^                                   4,000               40
                                                                      --------------
TECHNOLOGY--0.0%
  Viasystems, Inc.,
    expires 01/31/2010 *,^                                  204,293                0
                                                                      --------------
TOTAL WARRANTS
  (COST $3,938,144)                                                           14,164
                                                                      --------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                         SHARES           VALUE
                                                     --------------   --------------
SHORT-TERM INVESTMENTS--13.1%
  Dreyfus Cash Management,
    Class A, Institutional shares, ~~                    15,000,000   $   15,000,000
  Dreyfus Cash Management Plus, Inc.,
    Institutional shares, ~~                             15,000,000       15,000,000
                                                                      --------------
TOTAL SHORT-TERM INVESTMENTS
    (COST $30,000,000)                                                    30,000,000
                                                                      --------------
                                                       PRINCIPAL
                                                         AMOUNT
                                                     --------------
REPURCHASE AGREEMENTS--25.0%
  Bear Stearns & Co., 0.80%,
    Dated 10/31/03, due 11/03/03,
    proceeds at maturity $2,609,804,
    (fully collateralized by
    U.S. Treasury Bond, due 08/15/19
    Market value of collateral is
    $2,686,056), ~~                                  $    2,609,804        2,609,804
  Bear Stearns & Co., 1.00%,
    Dated 10/31/03, due 11/03/03,
    proceeds at maturity $19,275,
    (fully collateralized by
    U.S. Treasury Bond, due 08/15/19
    Market value of collateral is
    $21,301), ~~                                             19,275           19,275

                                                       PRINCIPAL
                                                         AMOUNT           VALUE
                                                     --------------   --------------
  Bear Stearns & Co., 1.00%,
    Dated 10/31/03, due 11/03/03,
    proceeds at maturity $9,846,284,
    (fully collateralized by
    U.S. Treasury Bond, due 02/15/15,
    U.S. Treasury Bond, due 08/15/19
    Market value of collateral is
    $10,133,348) ~~                                  $    9,846,284   $    9,846,284
  Bear Stearns & Co., 1.19%,
    Dated 10/31/03, due 11/03/03,
    proceeds at maturity $44,886,560,
    (fully collateralized by
    U.S. Treasury Bonds, due 08/15/19,
    U.S. Treasury Bonds, due 02/15/21
    Market value of collateral is
    $46,188,383) ~~                                      44,886,560       44,886,560
                                                                      --------------
TOTAL REPURCHASE AGREEMENTS
  (COST $57,361,923)                                                      57,361,923
                                                                      --------------
TOTAL INVESTMENTS--179.5%
  (COST $421,933,879)                                                    411,500,708
LIABILITIES IN EXCESS OF
  OTHER ASSETS--(-79.5)%                                                (182,245,981)
                                                                      --------------
NET ASSETS--(100.0%)                                                  $  229,254,727
                                                                      ==============

NOTES:

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2003, these securities amounted to $57,498,190 or 25.09% of net assets.
 + Step Bond--The interest stated is as of October 31, 2003 and will reset at a future date.
^^   Bond in default.
 *   Non-income producing security.
 ^ Not readily marketable; security is valued at fair value as determined in good faith by the Board of Trustees.
 ~   Security or portion thereof is out on loan.
~~ Represents security purchased with cash collateral received for securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 2003

ASSETS:
  Investments in securities at value, including collateral for securities on
    loan of $87,361,923 (Cost $421,933,879) (Note 1, 7)                               $   411,500,708(1)
  Cash                                                                                      9,846,285
  Interest receivable                                                                       8,426,373
  Receivable for investments sold                                                             108,271
  Prepaid expenses and other assets                                                            23,415
                                                                                      ---------------
      Total Assets                                                                        429,905,052
                                                                                      ---------------

LIABILITIES:
  Investment advisory fees (Note 2)                                                           255,147
  Administrative fees (Note 2)                                                                 36,060
  Loan payable (Note 5)                                                                   105,500,000
  Payable upon return of securities loaned (Note 7)                                        87,361,923
  Payable for investments purchased                                                         7,224,225
  Interest payable                                                                            138,168
  Trustees' fees (Note 2)                                                                      12,887
  Other accrued expenses payable                                                              121,915
                                                                                      ---------------
      Total Liabilities                                                                   200,650,325
                                                                                      ===============

NET ASSETS
  Applicable to 52,844,826 shares outstanding                                         $   229,254,727
                                                                                      ===============

NET ASSETS CONSIST OF:
  Capital stock, $0.001 par value (Note 4)                                            $        52,845
  Paid-in capital (Note 4)                                                                479,029,559
  Distributions in excess of net investment income                                         (2,486,406)
  Accumulated net realized loss on investments                                           (236,908,100)
  Net unrealized depreciation from investments                                            (10,433,171)
                                                                                      ---------------
  Net Assets                                                                          $   229,254,727
                                                                                      ===============
NET ASSET VALUE PER SHARE ($229,254,727 DIVIDED BY 52,844,826)                        $          4.34
                                                                                      ===============
MARKET PRICE PER SHARE                                                                $          4.76
                                                                                      ===============

(1)Including $73,303,960 of securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2003

INVESTMENT INCOME: (Note 1)
  Interest                                                                            $    33,892,637
  Dividends                                                                                     2,629
  Securities Lending                                                                          208,125
  Foreign Taxes                                                                                (2,767)
                                                                                      ---------------
      Total investment income                                                              34,100,624
                                                                                      ===============
EXPENSES:
  Investment advisory fees (Note 2)                                                         3,033,602
  Administrative fees (Note 2)                                                                166,999
  Interest and leveraging fees (Note 5)                                                     1,745,641
  Legal fees                                                                                   95,152
  Trustees' fees (Note 2)                                                                      51,152
  Registration fees                                                                            50,545
  Audit fees                                                                                   43,761
  Transfer agent fees                                                                          37,914
  Printing fees (Note 2)                                                                       37,124
  Custodian fees                                                                               29,821
  Amortization of organization costs                                                           19,260
  Insurance expense                                                                            14,162
  Miscellaneous expense                                                                         9,404
                                                                                      ---------------
      Total expenses                                                                        5,334,537
                                                                                      ---------------
NET INVESTMENT INCOME                                                                      28,766,087
                                                                                      ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                                         (7,773,838)
  Net change in unrealized appreciation (depreciation) on investments                      52,453,048
                                                                                      ---------------
  Net realized and unrealized gain on investments                                          44,679,210
                                                                                      ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                            $    73,445,297
                                                                                      ===============

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED         YEAR ENDED
                                                                     10/31/2003         10/31/2002
                                                                   ---------------    ---------------
OPERATIONS:
  Net investment income                                            $    28,766,087    $    32,320,446
  Net realized loss on investments                                      (7,773,838)       (75,223,745)
  Net change in unrealized appreciation (depreciation) on
    investments                                                         52,453,048         34,775,558
                                                                   ---------------    ---------------
  Net increase (decrease) in net assets resulting from
    operations                                                          73,445,297         (8,127,741)
                                                                   ---------------    ---------------

DIVIDENDS TO SHAREHOLDERS:
  From net investment income                                           (31,473,607)       (35,310,754)
  Return of capital                                                             --         (5,125,403)
                                                                   ---------------    ---------------
  Net decrease in net assets resulting from dividends                  (31,473,607)       (40,436,157)
                                                                   ---------------    ---------------
CAPITAL SHARE TRANSACTIONS: (Note 4)
  Reinvestment of dividends                                              6,393,847         10,012,798
                                                                   ---------------    ---------------
  Net increase in net assets from capital share transactions             6,393,847         10,012,798
                                                                   ---------------    ---------------
  Net increase (decrease) in net assets                                 48,365,537        (38,551,100)

NET ASSETS:
  Beginning of year                                                    180,889,190        219,440,290
                                                                   ---------------    ---------------
  End of year                                                      $   229,254,727    $   180,889,190
                                                                   ===============    ===============
Distributions in excess of net investment income                   $    (2,486,406)   $      (291,383)
                                                                   ===============    ===============

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--STATEMENT OF CASH FLOWS FOR THE YEAR ENDED OCTOBER 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest, dividends and securities lending income received       $    29,155,649
  Operating expenses paid                                               (5,263,351)
  Purchases of long-term securities                                   (158,118,244)
  Proceeds from sales of long-term securities                          148,302,875
                                                                   ---------------
Net cash provided by operating activities                                             $    14,076,929

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from borrowings                                              20,250,000
  Cash dividends paid                                                  (25,079,760)
                                                                   ---------------
Net cash used in financing activities                                                      (4,829,760)
                                                                                      ---------------
Net increase in cash                                                                        9,247,169
Cash--beginning of year                                                                       599,116
                                                                                      ---------------
Cash--end of year                                                                     $     9,846,285
                                                                                      ===============

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATION TO
  NET CASH USED IN OPERATING ACTIVITIES:
Net increase in net assets resulting from operations                                  $    73,445,297

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Increase in dividends and interest receivable                    $      (281,509)
  Increase in accrued expenses                                               2,809
  Decrease in interest payable                                             (10,608)
  Decrease in prepaid expenses and other assets                             24,993
  Increase in advisory fees payable                                         28,233
  Net amortization of discount on investments                           (4,663,466)
  Purchases of long-term securities                                   (158,118,244)
  Proceeds from sales of long-term securities                          148,302,875
  Net change in unrealized depreciation on investments                 (52,453,048)
  Net realized loss on investments                                       7,799,597
                                                                   ---------------
      Total adjustments                                                                   (59,368,368)
                                                                                      ---------------
Net cash provided by operating activities                                             $    14,076,929
                                                                                      ===============
NON-CASH ACTIVITY:
  Dividend reinvestments                                                              $     6,393,847
                                                                                      ===============

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of beneficial interest outstanding throughout the years presented. This information has been derived from the Fund's financial statements.

                                                                 YEAR ENDED
                                    ---------------------------------------------------------------------    PERIOD ENDED
                                    10/31/2003    10/31/2002     10/31/2001    10/31/2000     10/31/1999     10/31/1998(1)
                                    -----------   -----------    -----------   -----------    -----------   --------------
Net asset value, beginning of year  $      3.53   $      4.49    $      6.16   $      7.98    $      8.36   $        10.00
                                    -----------   -----------    -----------   -----------    -----------   --------------
INCOME FROM INVESTMENT
    OPERATIONS:
Net investment income                      0.55          0.65(1)        0.84          0.96(1)        0.98             0.24
Net realized and unrealized
  gain (loss) on investments               0.87         (0.80)         (1.63)        (1.80)         (0.38)           (1.62)
                                    -----------   -----------    -----------   -----------    -----------   --------------
    Total from investment
    operations                             1.42         (0.15)         (0.79)        (0.84)          0.60            (1.38)
                                    -----------   -----------    -----------   -----------    -----------   --------------

LESS DIVIDENDS:
  From net investment income              (0.61)        (0.71)         (0.86)        (0.98)         (0.98)           (0.24)
  Return of capital                          --         (0.10)         (0.02)           --             --               --
                                    -----------   -----------    -----------   -----------    -----------   --------------
    Total dividends to
    shareholders                          (0.61)        (0.81)         (0.88)        (0.98)         (0.98)           (0.24)
Offering costs charged to
  paid-in-capital                            --            --             --            --           0.00            (0.02)
                                    -----------   -----------    -----------   -----------    -----------   --------------
Net asset value, end of year        $      4.34   $      3.53    $      4.49   $      6.16    $      7.98   $         8.36
                                    ===========   ===========    ===========   ===========    ===========   ==============
Market value, end of year           $      4.76   $      4.10    $      5.07   $      6.19    $      8.06   $         9.56
                                    ===========   ===========    ===========   ===========    ===========   ==============
Total return (market value)(3)            35.07%        (2.15)%        (3.21)%      (12.15)%        (5.71)%          (1.74)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s omitted)                  $   229,255   $   180,889    $   219,440   $   286,838    $   358,679   $      359,956
  Average debt per share            $      1.81   $      1.99    $      2.49   $      3.47    $      3.18   $         1.02
  Ratio of operating expenses
    to average net assets                  2.57%         2.91%          4.29%         4.81%          3.62%            1.81%(5)
  Ratio of operating expense
    to average net assets,
    excluding interest and
    leveraging expenses                    1.73%         1.78%          1.73%         1.61%          1.53%            1.16%(5)
  Ratio of net investment
    income to average net assets          13.85%        15.17%         15.22%        12.90%         11.24%           10.48%(5)
  Portfolio turnover rate                 15.96%        33.22%         46.11%        31.29%         60.23%           15.26%

(1)  Based on average shares outstanding.
(2)  Amount rounds to less than $0.01.
(3) Total return is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total return based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--NOTES TO FINANCIAL STATEMENTS  OCTOBER 31,
2003

1.SIGNIFICANT ACCOUNTING POLICIES

     Credit Suisse High Yield Bond Fund (the "Fund") is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("Investment Company Act"), as a non-diversified, closed-end management investment company. The Fund's shares trade on the New York Stock Exchange under the ticker symbol DHY. The Fund's primary objective is to seek high current income. The following is a summary of significant accounting policies consistently followed by the Fund in its operations and in connection with the preparation of its financial statements.

     PORTFOLIO VALUATION: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Board of Trustees. Pricing services use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments.

     Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day). Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees under procedures established by the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's fair value.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is earned on the accrual basis. Accretion of discount and amortization of premium is recognized using effective interest method.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and pays dividends on a monthly basis. Each dividend is recorded on the ex-dividend date. Capital gains, if any, net of capital losses, are distributed annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

     FEDERAL INCOME TAXES: No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal

Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     CASH FLOW INFORMATION: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income recognized on investment securities.

     USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Credit Suisse Asset Management, LLC ("CSAM"). The Advisory Agreement provides for a fee at the annual rate of 1% of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage). Under the Advisory Agreement with the Fund, CSAM provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of CSAM. For the year ended October 31, 2003, investment advisory fees earned were $3,033,602.

     State Street Bank and Trust Company ("SSB") serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios administered by SSB and allocated based upon relative average net assets of each fund/portfolio.

       AVERAGE DAILY NET ASSETS                       ANNUAL RATE
       ------------------------                       -----------
       First $5 billion                      0.050% of average daily net assets
       Next $5 billion                       0.035% of average daily net assets
       Over $10 billion                      0.020% of average daily net assets

For the year ended October 31, 2003, administrative service fees earned by SSB (including out-of-pocket expenses) were $166,999.

     The Fund pays each Trustee not affiliated with CSAM $1,000 per regular quarterly board meeting attended and an annual retainer fee of $12,500. In addition, the Fund reimburses each Trustee for travel and out-of-pocket expenses relating to his attendance at such meetings.

     Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the year ended October 31, 2003, Merrill was paid $21,092 for its services to the Fund.

3. INVESTMENTS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the year ended October 31, 2003, amounted to $125,859,199 and $46,921,156, respectively.

     In connection with a review of the Fund, CSAM became aware of certain portfolio transactions undertaken on behalf of the Fund with respect to which the Fund paid commissions. Upon further analysis, CSAM believes that such transactions could have been effected in a more efficient manner for the Fund and, as a result, CSAM determined to pay the amount of the commissions, with interest, to the Fund. The payment amount did not have a material effect on the Fund's net asset value per share as of October 31, 2003.

4.FUND SHARES

     The Fund has one class of shares of beneficial interest, par value $0.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                          FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                                           OCTOBER 31, 2003         OCTOBER 31, 2002
                                                          ------------------       ------------------
Shares issued through reinvestment of dividends               1,619,036                 2,362,917
                                                              =========                 =========

5. NOTES PAYABLE

     The Fund has a $150 million line of credit provided by Citibank North America, Inc., under a Revolving Credit and Security Agreement (the "Agreement") dated April 12, 2002, as amended from time to time, primarily to leverage its investment portfolio. Under this Agreement, the Fund may borrow the lesser of $150 million or 33 1/3% of its gross assets. Interest is payable at the Bank's Base Rate plus a commission of 0.05%. The Fund pays a program fee of 0.20% of the average daily amount leveraged, an administration fee of 0.02% of the average daily amount leveraged and a liquidity fee of 0.15% of the maximum borrowing limit (currently $150 million). The Fund paid a structuring fee of $19,000 per quarter until July 2003. The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 33 1/3%. At October31, 2003 the Fund had loans outstanding under the Agreement. During the year ended October 31, 2003, the Fund had borrowings under the Agreement as follows:

        AVERAGE DAILY             WEIGHTED AVERAGE               MAXIMUM DAILY
        LOAN BALANCE               INTEREST RATE                LOAN OUTSTANDING
        -------------             ----------------              ----------------
         $ 95,647,260                1.289%                      $ 105,500,000

6. CONCENTRATION OF RISK

     The Fund invests in securities offering high current income, which generally will be in the lower rating categories of recognized ratings agencies (commonly known as "junk bonds").

     These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

7. SECURITIES LENDING

     The Fund loaned securities during the year ended October 31, 2003 to certain brokers, with the Fund's custodian acting as lending agent. Upon such loans, the Fund receives collateral, which is maintained by the custodian and earns income, in the form of negotiated lender's fees. On a daily basis, the Fund monitors the market value of securities loaned and maintains collateral against the securities loaned in an amount not less than the value of the securities loaned. The Fund may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of the collateral or the loaned securities. Cash collateral received by the Fund in connection with securities lending activity is invested in repurchase agreements with Bear Stearns & Co. or in the Dreyfus Cash Management Fund and Dreyfus Cash Management Plus, Inc. Fund.

     The market value of securities on loan to brokers and the value of collateral held by the Fund with respect to such loans at October 31, 2003 was as follows:

             MARKET VALUE OF                           VALUE OF
            SECURITIES LOANED                    COLLATERAL RECEIVED
            -----------------                    -------------------
              $  73,303,960                         $  87,361,923

8. FEDERAL INCOME TAXES

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales and income from defaulted bonds.

     The tax characteristics of dividends and distributions paid during the years ended October 31, 2003 and 2002, by the Fund were as follows:

                ORDINARY INCOME                      RETURN OF CAPITAL
         ------------------------------          --------------------------
              2003             2002                 2003            2002
         -------------    -------------          ----------     -----------
         $  31,473,607    $  35,310,754           $      --     $  5,125,403

     At October 31, 2003, the components of distributable earnings on a tax basis for the Fund were as follows:

           Undistributed ordinary income           $        791,188
           Accumulated net realized loss               (236,871,797)
           Unrealized depreciation                      (13,747,068)
                                                   ----------------
                                                   $   (249,827,677)
                                                   ================

     At October 31, 2003, the Fund had capital loss carryforwards of $236,871,797 available to offset possible future capital gains as follows:

                                      EXPIRES OCTOBER 31,
     ------------------------------------------------------------------------------------
     2006            2007            2008            2009            2010            2011
     ----            ----            ----            ----            ----            ----
$  13,855,150   $  30,606,551   $  37,573,747   $  68,628,620   $  77,916,490   $   8,291,239

     At October 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were as follows:

                           GROSS UNREALIZED    GROSS UNREALIZED     NET UNREALIZED
        IDENTIFIED COST     APPRECIATION        (DEPRECIATION)      (DEPRECIATION)
        ---------------    ----------------    ----------------     --------------
         $  425,247,776       $  20,170,776      $  (33,917,844)    $ (13,747,068)

     At October 31, 2003, the Fund reclassified $512,497 to net investment loss from accumulated net realized loss from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of defaulted bonds. Net assets were not affected by these reclassifications.

9. CONTINGENCIES

     In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE HIGH YIELD BOND FUND--REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders of
Credit Suisse High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse High Yield Bond Fund (the "Fund") at October 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the periods presented in the period ended October 31, 2000 were audited by other independent auditors, whose report dated December 20, 2000 expressed an unqualified opinion on these financial statements containing those financial highlights.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 23, 2003

CREDIT SUISSE HIGH YIELD BOND FUND--ADDITIONAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT PLAN

     Referenced below are policies related to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). These policies apply to shareholders whose shares are registered directly with the Fund in their own name. Shareholders whose shares are purchased through a broker-dealer or nominee should contact such broker-dealer or nominee regarding questions related to the reinvestment of the Fund's dividends.

     Pursuant to the Fund's Plan, unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested by EquiServe as agent for Shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by EquiServe as the Dividend Disbursing Agent. Such participants may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to EquiServe as the Dividend Disbursing Agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to as "dividends") payable either in shares or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market ("open-market purchases") on the NYSE or elsewhere. If on the record date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued. If on the dividend record date the net asset value per share is greater than the market value (such condition being referred to herein as "market-discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

     In the event of a market discount on the dividend record date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend record date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the record date of the dividend through the date before the next "ex-dividend" date. If, before the Plan Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend record date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent in unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date.

     The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

     Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, RI 02940-3010, 1-800-730-6001.

LEVERAGE--BENEFITS AND RISKS

     The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the Shareholders with a potentially higher return. Leverage creates risks for Shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to Shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, CSAM in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the Management Fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede CSAM in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

CREDIT SUISSE HIGH YIELD BOND FUND
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                             POSITION(S)    TERM OF OFFICE                                FUND COMPLEX
    NAME, ADDRESS               HELD          AND LENGTH       PRINCIPAL OCCUPATION(S)     OVERSEEN BY      OTHER DIRECTORSHIPS
  AND DATE OF BIRTH           WITH FUND     OF TIME SERVED      DURING PAST FIVE YEARS       TRUSTEE          HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------- ---------------------------
INDEPENDENT TRUSTEES

Enrique R. Arzac             Trustee       Since 2001;         Professor of Finance and        8          Director of The Adams
Columbia University                        current term ends   Economics, Graduate                        Express Company
Graduate School of                         at the 2005         School of Business,                        (a closed-end investment
Business                                   annual meeting.     Columbia University                        company); Director of
New York, New York                                             (1971--present).                           Petroleum and Resources
10027                                                                                                     Corporation (a closed-end
Date of Birth: 02/10/41                                                                                   investment company)

Lawrence J. Fox              Trustee       Since 2001;         Partner of Drinker              3          Director, Winthrop Trust
One Logan Square                           current term ends   Biddle & Reath (since                      Company.
18th & Cherry Streets                      at the 2004         1976); Former Managing
Philadelphia, Pennsylvania                 annual meeting.     Partner of Drinker
19103                                                          Biddle & Reath (1991--
Date of Birth: 07/17/43                                        1998).

James S. Pasman, Jr.         Trustee       Since 2001;         Currently retired               45         Director of Education
c/o Credit Suisse Asset                    current term ends                                              Management Corp.
Management, LLC                            at the 2006
466 Lexington Avenue                       annual meeting.
New York, New York
10017-3140
Date of Birth: 12/20/30

                          POSITION(s)        TERM OF OFFICE
    NAME, ADDRESS            HELD             AND LENGTH                              PRINCIPAL OCCUPATION(s)
  AND DATE OF BIRTH        WITH FUND         OF TIME SERVED                           DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS*

Joseph D. Gallagher      Trustee,           Since 2003          Managing Director and Chief Executive Officer of CSAM since 2003;
Credit Suisse Asset      Chairman of the                        Global Chief Financial Officer, Credit Suisse Asset Management
                                                                since

Management, LLC          Fund and Chief                         1999; Chief Executive Officer and Director of Credit Suisse Asset
466 Lexington Avenue     Executive Officer                      Management Limited, London, England, from June 2000 to 2003;
New York, New York                                              Director of Credit Suisse Asset Management Funds (UK) Limited,
10017-3140                                                      London, England, from June 2000 to 2003; Managing Director,
Date of Birth: 12/14/62                                         Head--Asian Corporate Finance and M&A, Credit Suisse First Boston,
                                                                Hong Kong, China, from January 1998 to May 1999

Richard J. Lindquist     President and      Since 2000          Managing Director of CSAM. Associated with CSAM since 1995.
Credit Suisse Asset      Chief Investment                       Officer of other Credit Suisse Funds.
Management, LLC          Officer
466 Lexington Avenue
New York, New York
10017-3140
Date of Birth: 06/22/60

Hal Liebes               Senior Vice        Since 2001          Managing Director and Global General Counsel of CSAM; Associated
Credit Suisse Asset      President                              with CSAM since 1997; Officer of other Credit Suisse Funds.
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140
Date of Birth: 07/06/64

Michael A. Pignataro     Chief Financial    Since 2000          Director and Director of Fund Administration of CSAM; Associated
Credit Suisse Asset      Officer, Vice                          with CSAM since 1984; Officer of other Credit Suisse Funds.
Management, LLC          President and
466 Lexington Avenue     Secretary
New York, New York
10017-3140
Date of Birth: 11/15/59

Robert M. Rizza          Vice President     Since 2001          Assistant Vice President of CSAM; Associated with CSAM since 1998;
Credit Suisse Asset      and Treasurer                          Officer of other Credit Suisse Funds.
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140
Date of Birth: 12/09/65

*    The officers of the Fund shown are officers that make policy decisions.

CREDIT SUISSE HIGH YIELD BOND FUND
TAX INFORMATION LETTER (UNAUDITED) OCTOBER 31, 2003

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

     Corporate shareholders should note for the year ended October 31, 2003, the percentage of the Fund's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 0.01%.

     For the fiscal year ended October 31, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

                      [This page intentionally left blank]

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

800-293-1232 - http://cef.csam-americas.com

                                                                    CSHYF-2-1003

CREDIT SUISSE HIGH YIELD BOND FUND
466 LEXINGTON AVENUE
NEW YORK, NY 10017

TRUSTEES

Enrique R. Arzac

Lawrence J. Fox

James S. Pasman, Jr.

OFFICERS

Joseph D. Gallagher
CHAIRMAN OF THE FUND AND CHIEF EXECUTIVE OFFICER

Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER

Hal Liebes
SENIOR VICE PRESIDENT

Michael A. Pignataro
CHIEF FINANCIAL OFFICER, VICE PRESIDENT AND SECRETARY

Robert M. Rizza
VICE PRESIDENT AND TREASURER

INVESTMENT ADVISER
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR
State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

SHAREHOLDER SERVICING AGENT
Fleet National Bank
(c/o EquiServe)
P.O. Box 43010
Providence, RI 02940-3010

LEGAL COUNSEL
Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 11(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2003. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and James S. Pasman, Jr. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                                CSAM CAPITAL INC.

                               CREDIT SUISSE FUNDS
                        CREDIT SUISSE INSTITUTIONAL FUNDS
                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

          Credit Suisse Asset Management, LLC and CSAM Capital Inc. (collectively, "CSAM") are fiduciaries that owe each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

          The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

          The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

          The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

          For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals not addressed by the Policy. ISS will also provide CSAM with issue analysis and vote recommendation for the proxy proposals addressed by the Policy.

          Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

          CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm m writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

          CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

          In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

          CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting. These records include the following:

     -  a copy of the Policy;

     -  a copy of each proxy statement received on behalf of CSAM clients;

     -  a record of each vote cast on behalf of CSAM clients;

     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

          CSAM reserves the right to maintain certain required proxy records with ISS m accordance with all applicable regulations.

DISCLOSURE

          CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

          ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

PROCEDURES

          The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

OPERATIONAL ITEMS

Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

 Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote for shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-bycase basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if, (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, appointed from the ranks of the independent board members with clearly delineated duties; (2) majority of independent directors; (3) all independent key committees; (4) committee chairpersons nominated by the independent directors; (5) CEO performance is reviewed annually by a committee of outside directors; (6) established governance guidelines; or (7) company performance.

Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

PROXY CONTESTS

Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

          Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

MERGER AND CORPORATE RESTRUCTURING

          Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

          Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

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          Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest.

          Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital;
(4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

          Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to

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recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

          Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

          Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

          Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved. Recapitalization Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity, (3) fairness of

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conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

          Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

          Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

          Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

CAPITAL STRUCTURE

          Adjustments to Par Value of Common Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

          Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

          Dual-class Stock

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          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

          Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

          Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock.

          Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

          Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

          Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

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          Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

          Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

          Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

EXECUTIVE AND DIRECTOR COMPENSATION

          Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

          Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-fordollar cash for stock exchange should be determined on a case-by-case basis.

          Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

          Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) valuefor-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans

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should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent.

          Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

          Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

          401 (k) Employee Benefit Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

          Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote on a case-by-ease basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

          Performance-Based Stock Option Proposals

          Vote case-by-case on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options).

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          Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

          Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

          Dated: July 30, 2003

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 10. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The registrant's code of ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          CREDIT SUISSE HIGH YIELD BOND FUND

          /s/ Joseph D. Gallagher
          -----------------------
          Name:  Joseph D. Gallagher
          Title: Chief Executive Officer
          Date:  January 5, 2004


          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Joseph D. Gallagher
          -----------------------
          Name:  Joseph D. Gallagher
          Title: Chief Executive Officer
          Date:  January 5, 2004


          /s/ Michael A. Pignataro
          ------------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date:  January 5, 2004